NATIXIS FUNDS

Supplement dated April 7, 2017 to the Natixis Funds Prospectus dated March 31, 2017, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Global Equity and Income Fund	Loomis Sayles Value Fund
Loomis Sayles Growth Fund

Effective immediately, the Class A Sales Charges table in the section entitled “How Sales Charges Are Calculated” for the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund is replaced with the following table:

Class A Sales Charges*

Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Value Fund

Your Investment	As a % of offering price	As a % of your investment
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 or more***	0.00%	0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
***	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”